Exhibit 99.1

NGP Capital Resources Company Announces 3rd Quarter 2005 Financial Results

    HOUSTON--(BUSINESS WIRE)--Nov. 3, 2005--NGP Capital Resources
Company (NASDAQ:NGPC) today announced financial results for the third quarter ending September 30, 2005.

    Highlights for the quarter ending September 30, 2005:

    Stockholders' Equity: $244 million
    Net Asset Value per share: $14.02

    Operating Results (in thousands):
    Net increase in stockholders' equity (net assets) from operations: $3,393 Net investment income: $2,817
    Net realized capital gain on portfolio securities: $173
    Net unrealized appreciation on portfolio securities: $403

    Portfolio Investment Activity:
    Portfolio investments added: 2
    Investments during the quarter: $39.3 million
    Number of portfolio companies at September 30, 2005: 7

    Portfolio and Investment Activity

    During the three months ended September 30, 2005, we added two investments to our portfolio. In August, we extended a $25 million Senior Secured Bridge Loan to Millennium Offshore Group, Inc. on which we had advanced $22.5 million as of the end of the quarter. In September, we acted as agent on a multi-layered investment in Chroma Exploration & Production, Inc., creating a $50 million Senior Secured Multiple Advance Term Loan Facility, with currently committed and available amounts totaling $19.5 million. We have committed to fund 50% of the facility, and as of the end of the quarter we had advanced $9.75 million. In addition to the loan facility, we purchased $2 million of Chroma Series A Participating Convertible Preferred Stock.
    Three of our existing portfolio companies drew additional funds on their facilities during the quarter as follows: TierraMar Energy, LLC borrowed $1.6 million; C-Gas, LLC borrowed $3.3 million; and Atchee CBM, LLC borrowed $145 thousand.
    As of September 30, 2005, we had commitments to or investments in 7 portfolio companies totaling $122 million, of which $106 million was outstanding. During the third quarter, we sold $15 million of our investments in investment grade senior notes issued by independent exploration and production companies, realizing capital gains of $173 thousand.
    As of September 30, 2005 our portfolio was invested as follows:
19.3% in senior subordinated secured notes, 17.5% in senior secured bridge and multiple-advance term loans, 5.1% in corporate senior notes, 0.8% in preferred stock, 8.3% in investment grade senior notes, 42.3% in U.S. Treasury Bills, and 6.7% in cash and cash equivalents. At September 30, 2005, the annualized weighted average yield (exclusive of capital gains and royalty income) of our targeted investments was 12.8%. The annualized weighted average yield of our investment grade senior notes was 5.4%. The annualized weighted average yield of our U.S. Treasury Bills and cash equivalents was 2.7%. Computed yields use interest rates as of the balance sheet date and include amortization of loan origination fees, original issue discount and market premium or discount, weighted by their respective costs when averaged.

    Operating Results - Quarter ended September 30, 2005

    Investment income totaled $4.4 million for the quarter ended September 30, 2005, with $2.9 million attributable to our targeted investments and $1.5 million attributable to investments in cash equivalents and investment grade senior notes. Operating expenses for the quarter were $1.5 million and included $0.9 million of management fees and $0.6 million of general and administrative expenses. The resulting net investment income was $2.8 million. For the quarter ending September 30, 2005, our portfolio experienced net unrealized appreciation of $0.4 million attributable to changes in market prices of the investment grade and corporate senior notes. We also realized a capital gain of $0.2 million on the sale of $15 million in investment grade senior notes. Overall, we had a net increase in stockholders' equity (net assets) resulting from operations of $3.4 million, or $0.20 per share. After giving effect to the $0.14 per common share dividend declared during the quarter, stockholders' equity (net assets) per share as of September 30, 2005 was $14.02.

    Operating Results - Nine months ended September 30, 2005

    Investment income totaled $12.3 million for the nine months ended September 30, 2005, with $7.7 million attributable to our targeted investments and $4.6 million attributable to investments in cash equivalents, auction rate securities and investment grade senior notes. Operating expenses for the period were $4.9 million and included $2.7 million of management fees and $2.2 million of general and administrative expenses. The resulting net investment income was $7.3 million. For the nine months ending September 30, 2005, our portfolio experienced net unrealized depreciation of ($1.0) million attributable to changes in market prices of the investment grade and corporate senior notes. We also realized capital gains of $0.3 million on the sale of $25 million in investment grade senior notes. Overall, we had a net increase in stockholders' equity (net assets) resulting from operations of $6.6 million, or $0.38 per share for the nine months ended September 30, 2005 and declared dividends during such period totaling $0.39 per share, resulting in stockholders' equity (net assets) per share of $14.02 as of September 30, 2005.

    Subsequent Events

    On October 31, 2005 Millennium Offshore Group, Inc. repaid in full the $22.5 million balance outstanding on its $25 million Senior
Secured Bridge Loan, which represented approximately 9% of our total investments as of September 30, 2005. In addition, Millennium repurchased our overriding royalty interest in its properties resulting in a capital gain of approximately $1 million, which will be recognized in the fourth quarter of 2005.

    Conference Call at 11:00 a.m. Eastern Time on November 3, 2005

    NGPC invites all interested persons to participate in its conference call on Thursday, November 3, 2005 at 11:00 a.m. Eastern Time. The dial-in number for the call is 800-289-0572. International callers should dial 913-981-5543. The Company will maintain an audio replay of the call from 2:00 p.m. Eastern Time on November 3, 2005 through 11:59 p.m. Eastern Time on November 9, 2005. The replay dial-in number is 888-203-1112. International callers should dial 719-457-0820. The replay pass code is 9790604.



                     NGP CAPITAL RESOURCES COMPANY
                             BALANCE SHEET


                                  September 30, 2005 December 31, 2004
                                     (unaudited)         (audited)
                                  ------------------ -----------------
Assets:
  Investments in portfolio
   securities at fair value (cost:
   $104,497,598 and $65,770,724,
   respectively)                       $105,191,631       $66,061,513
  Investments in agency and auction
   rate securities, at cost which
   approximates fair value                        -        41,301,002
  Investments in corporate notes
   (cost: $21,737,866 and $0,
   respectively)                         20,351,400                 -
  Investments in U.S. treasury
   bills, at cost which
   approximates fair value              103,977,808                 -
                                  ------------------ -----------------
     Total investments                  229,520,839       107,362,515
                                  ------------------ -----------------

  Cash and cash equivalents, at
   cost which approximates fair
   value                                 16,513,532       136,314,402
  Accounts receivable                       101,930            80,000
  Interest receivable                       621,768           303,484
  Prepaid assets                            204,370           491,602
                                  ------------------ -----------------

     Total assets                      $246,962,439      $244,552,003
                                  ================== =================

Liabilities and stockholders'
 equity (net assets):

Liabilities:
  Accounts payable                         $258,028          $213,173
  Management fees payable                   300,000           300,000
  Dividends payable                       2,436,014                 -
                                  ------------------ -----------------
     Total liabilities                    2,994,042           513,173
                                  ------------------ -----------------

  Commitments and contingencies

Stockholders' equity (net assets)
  Common stock, $.001 par value,
   250,000,000 shares authorized;
   17,400,100 issued and
   outstanding                               17,400            17,400
  Paid-in capital in excess of par      244,313,252       244,320,858
  Undistributed net investment
   income (loss)                             13,526          (590,217)
  Undistributed realized capital
   gain                                     316,651                 -
  Net unrealized appreciation
   (depreciation) of portfolio
   securities                              (692,432)          290,789
                                  ------------------ -----------------
     Total stockholders' equity
      (net assets)                      243,968,397       244,038,830
                                  ------------------ -----------------
Total liabilities and
 stockholders' equity (net
 assets)                               $246,962,439      $244,552,003
                                  ================== =================
Net assets per share                         $14.02            $14.03
                                  ================== =================


                     NGP CAPITAL RESOURCES COMPANY
                        STATEMENT OF OPERATIONS


                                    For the Three      For the Nine
                                     Months ended      Months ended
                                    September 30,      September 30,
                                         2005              2005
                                     (unaudited)        (unaudited)
                                  ------------------ -----------------
Investment income
   Interest income                       $4,439,322       $12,284,087
                                  ------------------ -----------------
      Total investment income             4,439,322        12,284,087
                                  ------------------ -----------------

Operating expenses
   Management fees                          900,000         2,700,000
   Organization costs                             -             1,111
   General and administrative
    expenses                                642,911         2,159,964
                                  ------------------ -----------------
      Total operating expenses            1,542,911         4,861,075
                                  ------------------ -----------------

Interest expense                             23,000            35,237
Credit facility fee amortization             56,477            84,993
                                  ------------------ -----------------

Net investment income                     2,816,934         7,302,782

Net realized capital gain on
 portfolio securities                       173,081           316,651
Net increase in unrealized
 appreciation (depreciation) on
 portfolio securities                       403,219          (983,221)
                                  ------------------ -----------------

Net increase in stockholders'
 equity (net assets) resulting
 from operations                         $3,393,234        $6,636,212
                                  ================== =================

Net increase in stockholders'
 equity (net assets) resulting
 from operations per common share             $0.20             $0.38
                                  ================== =================


Per Share Data                      For the Three      For the Nine
                                     Months ended      Months ended
                                     September 30,     September 30,
                                         2005              2005
                                      (unaudited)       (unaudited)
                                   ----------------- -----------------
Net asset value, beginning of
 period                                      $13.96            $14.03
                                   ----------------- -----------------
Net investment income                          0.16              0.42
Net realized and unrealized gain
 (loss) on portfolio securities                0.04             (0.04)
                                   ----------------- -----------------
Net increase in stockholders'
 equity (net assets) resulting
 from operations                               0.20              0.38
                                   ----------------- -----------------
Net asset value before dividends              14.16             14.41

Dividends declared                            (0.14)            (0.39)
                                   ----------------- -----------------
Net asset value, end of period               $14.02            $14.02
                                   ================= =================


    About NGP Capital Resources Company

    NGP Capital Resources Company is a closed-end investment company that has elected to be treated as a business development company under the Investment Company Act of 1940. The Company's investment portfolio will be principally in energy related private companies. From time to time, the Company may also invest in public companies that are not thinly traded. The Company expects to invest primarily in senior secured and mezzanine loans in furtherance of its business plan and may receive equity investments in portfolio companies in connection with such investments. NGP Capital Resources Company is managed by NGP Investment Advisor, LP, an affiliate of NGP Energy Capital Management. NGP Energy Capital Management, based in Irving, Texas, is a leading investment firm with over $2 billion of cumulative capital under management serving all sectors of the energy industry.
    This press release contains forward-looking statements. These forward-looking statements are subject to various risks and uncertainties, which could cause actual results and conditions to differ materially from those projected, including the uncertainties associated with the timing of transaction closings, changes in interest rates, availability of transactions, the future operating results of our portfolio companies, changes in regional, national, or international economic conditions and their impact on the industries in which we invest, or changes in the conditions of the industries in which we invest, and other factors enumerated in our filings with the Securities and Exchange Commission.
    We may use words such as "anticipates," "believes," "expects," "intends," "will," "should," "may" and similar expressions to identify forward-looking statements. Undue reliance should not be placed on such forward-looking statements as such statements speak only as of the date on which they are made. We do not undertake to update our forward-looking statements unless required by law.
    Persons considering an investment in NGP Capital Resources Company should consider the investment objectives, risks, and charges and expenses of the company carefully before investing. Such information and other information about the company will be available in our annual report on Form 10-K, in our quarterly reports on Form 10-Q and in prospectuses we issue from time to time in connection with our offering of securities. Such materials are filed with the SEC and copies are available on the SEC's website, www.sec.gov. Prospective investors should read such materials carefully before investing.

    INVESTMENT CONTACT: Please send investment proposals to: NGP
Capital Resources Company, Rich Bernardy (rbernardy@ngpcrc.com) or Kelly Plato (kplato@ngpcrc.com), 713-752-0062.

    CONTACT: NGP Capital Resources Company, Houston
             Investment Contact:
             Rich Bernardy, 713-752-0062
             rbernardy@ngpcrc.com
             or
             Kelly Plato, 713-752-0062
             kplato@ngpcrc.com
             or
             Investor Relations Contact:
             Steve Gardner, 713-752-0062
             investor_relations@ngpcrc.com